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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                Date of report (Date of earliest event reported):

                                  JULY 30, 2001


                           GOLF TRUST OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)


        Maryland                     000-22091                 33-0724736
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
    of Incorporation)               File Number)          Identification Number)


                  14 North Adger's Wharf, Charleston, SC 29401
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               (Address of principal executive offices) (Zip Code)


                                 (843) 723-4653
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              (Registrant's telephone number, including area code)


                                 not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On July 31, 2001, we closed the sale of 6.5 (eighteen-hole equivalent) golf courses to Legends Golf Holding, LLC, an affiliate of our largest lessee, Legends Golf Management, LLC. The sale included closings on the Legends Golf Resort courses at Parkland, Moorland and Heathland in Myrtle Beach, South Carolina; the Heritage Golf Club in Pawley's Island, South Carolina; the Oyster Bay Golf Links in Sunset Beach, North Carolina; and the Tiburon Golf Course in Omaha, Nebraska. Total consideration paid by the buyer for these 6.5 golf courses was valued at $89.41 million, consisting of a cash payment, a redemption of operating partnership units and a release of obligations to pay us approximately $6.6 million, which represented all of its obligations under its working capital loans, other than interest.

         In connection with the closing, we entered into an agreement with Legends Golf Holding and certain of its affiliates, which, among other things, sets forth a dispute resolution procedure regarding a pending dispute with Legends Golf Holding over the sale of the Bonaventure Resort golf courses in Ft. Lauderdale, Florida.

         A copy of our July 31, 2001 and August 10, 2001 press releases describing the closing are being filed herewith as Exhibits 99.1 and 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

         The following exhibits are part of this current report on Form 8K and are numbered in accordance with Item 601 of Regulation S-K.


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

Exhibit No.           Description
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

     10.1             Purchase and Sale  Agreement, between Golf Trust of America,  L.P.,  as seller, and Legends
                      Golf Holding, LLC, as buyer, dated as of February 14, 2001.

     10.2             First Amendment to Purchase Agreement, Fifth Amendment to Lease Agreement (Bonaventure Golf
                      Club) and Settlement Agreement by and among Golf Trust of America, L.P., Legends Golf
                      Holding, LLC, Legends at Bonaventure, Inc., Larry Young and Danny Young, dated July 30,
                      2001.

     99.1             Press Release issued by our company on July 31, 2001 announcing golf course sale to Legends
                      Golf Holding, LLC.

     99.2             Press Release issued by our company on August 10, 2001 correcting our press release dated
                      July 31, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       GOLF TRUST OF AMERICA, INC.
                                       (Registrant)


Date: August 13, 2001                  By: /s/ W. Bradley Blair, II
                                           ----------------------------------
                                           W. Bradley Blair, II
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

         Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

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


Exhibit No.           Description
-----------           ---------------------------------------------------------------------------------------------



    10.1              Purchase and Sale  Agreement,  between Golf Trust of America, L.P.,  as seller, and Legends
                      Golf Holding, LLC, as buyer, dated as of  February 14, 2001.

    10.2              First Amendment to Purchase Agreement, Fifth Amendment to Lease Agreement (Bonaventure Golf
                      Club) and Settlement Agreement by and among Golf Trust of America, L.P., Legends Golf
                      Holding, LLC, Legends at Bonaventure, Inc., Larry Young and Danny Young, dated July 30,
                      2001.

    99.1              Press Release issued by our company on July 31, 2001 announcing golf course sale to Legends
                      Golf Holding, LLC.

    99.2              Press  Release  issued by our company on August 10, 2001  correcting  our press release dated
                      July 31, 2001.

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